SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            August 4, 1999
                                                --------------------------------

                             First Union Corporation
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             (Exact name of registrant as specified in its charter)

        North Carolina                 1-10000                 56-0898180
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

          One First Union Center
         Charlotte, North Carolina                             28288-0013
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code           (704)374-6565
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        (Former name or former address, if changed since last report.)

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Item 5. Other Events.

      On August 4, 1999, First Union Corporation (the "Corporation") held a meeting with analysts and others where its management presented, among other things, the materials attached hereto as Exhibit (99) to this report (the "Presentation Materials"). The Presentation Materials are incorporated herein by reference.

      The Presentation Materials contain, among other things, certain forward-looking statements with respect to the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Corporation, including, without limitation, (i) statements relating to certain of the Corporation's and its business units' goals and expectations with respect to (a) net income, (b) revenue growth, and
(c) strategic plans, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Corporation's control). The following factors, among others, could cause the Corporation's financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the strength of the United States economy in general and the strength of the local economies in which the Corporation conducts operations;
(2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (3) inflation, interest rate, market and monetary fluctuations;
(4) the timely development and acceptance of new products and services by the Corporation and the acceptance of these products and services by new and existing customers; (5) the willingness of customers to substitute competitors' products and services for the Corporation's products and services and vice versa; (6) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (7) technnological changes, including the impact of Year 2000 computer system problems; (8) changes in consumer spending and saving habits; (9) the impact of the EVEREN Capital Corporation and other possible acquisitions by the Corporation, including the success of the Corporation in fully realizing or realizing within the expected time frame expected cost savings and/or revenue enhancements; (10) the growth and profitability of the Corporation's noninterest or fee income being less than expected; (11) unanticipated regulatory or judicial proceedings; (12) the impact of changes in accounting policies by the Securities and Exchange Commission; and (13) the success of the Corporation at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by the Corporation with the Securities and Exchange Commission.

      The Corporation cautions that the foregoing list of factors is not exclusive, and neither such list nor any such forward-looking statement takes into account the impact that any future acquisitions may have on the Corporation and any such forward-looking statement. In addition, the Corporation does not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed in the Presentation Materials.

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Item 7.  Financial Statements and Exhibits.

      (c) Exhibits.

           (99)   The Presentation Materials.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FIRST UNION CORPORATION


      Date: August 4, 1999                By:      /s/  Kent S. Hathaway
                                                   ---------------------------
                                                 Name: Kent S. Hathaway
                                                 Title: Senior Vice President


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                                  Exhibit Index


      Exhibit No.                         Description
      -----------                         -----------

      (99)                          The Presentation Materials.